As filed with the Securities and Exchange Commission on December 6, 2007.

===============================================================================
                                                   1933 Act File No. 333-141457
                                                    1940 Act File No. 811-22039


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

                   FIRST TRUST/GALLATIN SPECIALTY FINANCE AND
                          FINANCIAL OPPORTUNITIES FUND

                              1001 WARRENVILLE ROAD
                                    SUITE 300
                              LISLE, ILLINOIS 60532

                                December 7, 2007

Dear Shareholder:

         The accompanying materials relate to the Special Meeting of Shareholders (referred to as the "Meeting") of First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund"). The Meeting will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on Wednesday, January 23, 2008, at 4:00 p.m. Central Time.

         At the Meeting, you will be asked to vote on a proposal to approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P. and Gallatin Asset Management, Inc. and to transact such other business as may properly come before the Meeting and any adjournments thereof. The proposal is described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

         YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you cast one vote for each share of the Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED. After you have voted on the proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

         We appreciate your participation in this important Meeting. Thank you.

                                         Sincerely,

                                         /s/ James A. Bowen


                                         James A. Bowen
                                         Chairman of the Board

--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, AT
(866) 406-2283 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

          3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                     VALID SIGNATURE

CORPORATE ACCOUNTS

(1)   ABC Corp.                                  ABC Corp.
(2)   ABC Corp.                                  John Doe, Treasurer
(3)   ABC Corp.
          c/o John Doe, Treasurer                John Doe
(4)   ABC Corp. Profit Sharing Plan              John Doe, Trustee

TRUST ACCOUNTS

(1)   ABC Trust                                  Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee
          u/t/d 12/28/78                         Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr., UGMA        John B. Smith
(2)   John B. Smith                             John B. Smith, Jr., Executor

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

                              1001 WARRENVILLE ROAD
                                    SUITE 300
                              LISLE, ILLINOIS 60532

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 23, 2008

December 7, 2007

To the Shareholders of the above Fund:

         Notice is hereby given that the Special Meeting of Shareholders (referred to as the "Meeting") of First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on Wednesday, January 23, 2008, at 4:00 p.m. Central Time, for the following purposes:

                    1. To approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment adviser, and Gallatin Asset Management, Inc., as investment sub-adviser.

                    2. To transact such other business as may properly come before the Meeting and any adjournments thereof. The Board of Trustees has fixed the close of business on November 23, 2007 as the record date for the determination of

Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                         By order of the Board of Trustees,

                                         /s/ W. Scott Jardine

                                         W. Scott Jardine
                                         Secretary

--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, AT (866) 406-2283 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 23, 2008

                              1001 WARRENVILLE ROAD
                                    SUITE 300
                              LISLE, ILLINOIS 60532

                                 PROXY STATEMENT

                                December 7, 2007

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund"), a Massachusetts business trust, for use at the Special Meeting of Shareholders of the Fund to be held on Wednesday, January 23, 2008, at 4:00 p.m. Central Time, at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and at any adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

         Proxy solicitations will be made, beginning on or about December 7, 2007, primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Fund; (ii) The Altman Group ("Altman"), a proxy solicitor; (iii) First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Fund;
(iv) PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of the Fund and a subsidiary of The PNC Financial Services Group Inc.; or (v) any affiliates of those entities.

         THE FUND'S SEMI-ANNUAL REPORT IS, AND ITS FIRST ANNUAL REPORT WILL BE, AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE ADVISER AT 1001 WARRENVILLE ROAD, SUITE 300, LISLE, ILLINOIS 60532, BY CALLING (800) 988-5891 OR BY VISITING THE FUND'S WEBSITE AT HTTP://WWW.FTPORTFOLIOS.COM. THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT DECEMBER 7, 2007.

         The costs of preparing, printing and mailing this Proxy Statement and its enclosures and all other costs in connection with the solicitation of proxies (including amounts charged by Altman for its proxy solicitation services, which amounts are expected to be approximately $30,000), will be paid by Gallatin Asset Management, Inc. ("Gallatin" or the "Sub-Adviser"). Gallatin will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of Fund shares.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, Fund shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the proposal to approve the new investment sub-advisory agreement and at the discretion of the named proxies on any other matters that may properly come before the Meeting and any adjournments thereof as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning 10 days prior to the date of the Meeting. Shareholders will need to show valid identification and proof of share ownership to be admitted to the Meeting or to inspect the list of shareholders.

         Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

         The close of business on November 23, 2007 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

         The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares"). On the Record Date, the Fund had 14,064,166 Shares outstanding. Shares of the Fund are listed on the New York Stock Exchange under the ticker symbol "FGB."

         The vote of a majority of the outstanding voting securities will be required for the approval of the new investment sub-advisory agreement for the Fund. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940, as amended (together with the rules and regulations thereunder, the "1940 Act"), as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Abstentions and broker non-votes will have the effect of a vote against the proposal. Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

         In order that your Shares may be represented at the Meeting, you are requested to:

         o   indicate your instructions on the proxy card;

         o   date and sign the proxy card;

         o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

         o allow sufficient time for the proxy card to be received BY 5:00 P.M. EASTERN TIME, on Tuesday, January 22, 2008. (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

  PROPOSAL 1: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND

         AS DESCRIBED BELOW, THE FUND'S ORIGINAL INVESTMENT SUB-ADVISORY AGREEMENT AMONG THE FUND, THE ADVISER AND GALLATIN (THE "ORIGINAL SUB-ADVISORY AGREEMENT") AUTOMATICALLY TERMINATED ON OCTOBER 1, 2007. IN ANTICIPATION OF THE TERMINATION OF THE ORIGINAL SUB-ADVISORY AGREEMENT, ON SEPTEMBER 21, 2007, THE BOARD APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG THE FUND, THE ADVISER AND GALLATIN (THE "NEW SUB-ADVISORY AGREEMENT"). IN ADDITION, AS PERMITTED BY THE 1940 ACT, ON SEPTEMBER 21, 2007, TO AVOID A DISRUPTION IN THE PROVISION OF SUB-ADVISORY SERVICES TO THE FUND, THE BOARD OF TRUSTEES OF THE FUND, INCLUDING A MAJORITY OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE FUND AS THAT TERM IS DEFINED IN THE 1940 ACT (SUCH TRUSTEES, THE "INDEPENDENT TRUSTEES"), APPROVED AN INTERIM INVESTMENT SUB-ADVISORY AGREEMENT AMONG THE FUND, THE ADVISER AND GALLATIN (THE "INTERIM SUB-ADVISORY AGREEMENT"), WHICH IS CURRENTLY IN EFFECT AND WILL CONTINUE TO BE IN EFFECT FOR 150 DAYS AFTER THE CLOSING OF THE TRANSACTION DESCRIBED BELOW OR UNTIL SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT, WHICHEVER OCCURS FIRST (UNLESS TERMINATED SOONER IN ACCORDANCE WITH ITS TERMS). THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT.

BACKGROUND AND REASON FOR VOTE

         On May 24, 2007, the Fund entered into the Original Sub-Advisory Agreement with the Adviser and Gallatin, which was then a wholly-owned subsidiary of A.G. Edwards, Inc. ("A.G. Edwards"). On May 31, 2007, A.G. Edwards and Wachovia Corporation ("Wachovia Corp.") announced that they had agreed that Wachovia Corp. would acquire A.G. Edwards, and that A.G. Edwards & Sons, Inc. (another wholly-owned subsidiary of A.G. Edwards) would be combined with Wachovia Securities, LLC ("Wachovia Securities"), a subsidiary of Wachovia Corp. (the "Transaction"). As described in the proxy statement-prospectus dated August 28, 2007 which was mailed to shareholders of A.G. Edwards in late August, 2007 (the "Transaction Proxy Statement-Prospectus"), the Transaction was to be effected pursuant to an Agreement and Plan of Merger among Wachovia Corp., White Bird Holdings, Inc. ("White Bird"), a wholly-owned subsidiary of Wachovia Corp. that was formed for purposes of effecting the Transaction, and A.G. Edwards (the "Transaction Agreement"). More specifically, as described in the Transaction Proxy Statement-Prospectus, under the Transaction Agreement, Wachovia Corp. was to acquire A.G. Edwards by merging A.G. Edwards with and into White Bird. Following the Transaction, White Bird would continue to be a subsidiary of Wachovia Corp., and Wachovia Corp. would combine the retail securities brokerage businesses of A.G. Edwards & Sons, Inc. with Wachovia Corp.'s retail securities brokerage businesses under the name "Wachovia Securities."

         On September 28, 2007, A.G. Edwards announced that its shareholders had approved the Transaction Agreement. On October 1, 2007, Wachovia Corp. announced that it had completed its acquisition of A.G. Edwards and indicated that the merger integration process was scheduled to be completed in early 2009. Although as of the date of this Proxy Statement the strategic plan for Gallatin in connection with the Transaction is in development, it is anticipated that Gallatin will become an operating unit of Evergreen Investments, the investment management division of Wachovia Corp. In addition, it is anticipated that the key personnel at Gallatin supporting the Fund will remain with the firm. Evergreen Investments, a family of affiliated investment advisers, is a leading asset management firm with over 70 years of experience serving institutional and individual investors through a broad range of investment products. As of October 31, 2007, Evergreen Investments managed approximately $288.3 billion in assets.

         The consummation of the Transaction resulted in a change of control of the Sub-Adviser, which constituted an "assignment" of the Original Sub-Advisory Agreement, as that term is used in the 1940 Act. Pursuant to the terms of the Original Sub-Advisory Agreement and the requirements of the 1940 Act, the Original Sub-Advisory Agreement automatically terminated upon its assignment on October 1, 2007. At a meeting of the Board held on September 21, 2007, the Board, after careful consideration (see "BOARD CONSIDERATIONS" below), determined that following the Transaction, it was in the best interests of the Fund for Gallatin to continue to act as sub-adviser to the Fund. Accordingly, as permitted under the 1940 Act, the Board approved the Interim Sub-Advisory Agreement to ensure the continuation of investment sub-advisory services to the Fund upon the termination of the Original Sub-Advisory Agreement. The Interim Sub-Advisory Agreement has been in effect since October 1, 2007 and, pursuant to Rule 15a-4 under the 1940 Act, will be in effect no longer than through February 28, 2008 (i.e., 150 days after the termination of the Original Sub-Advisory Agreement) (see "THE INTERIM SUB-ADVISORY AGREEMENT" below). In addition, at its meeting on September 21, 2007, the Board approved, subject to shareholder approval, the New Sub-Advisory Agreement among the Fund, the Adviser and Gallatin. To permit Gallatin to continue to serve as the Fund's sub-adviser after the expiration of the Interim Sub-Advisory Agreement, shareholders of the Fund are being asked to approve the New Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Original Sub-Advisory Agreement except for the effective date and the initial term (as described below under "COMPARISON OF THE NEW SUB-ADVISORY AGREEMENT AND ORIGINAL SUB-ADVISORY AGREEMENT --Continuance").


GENERAL AND ORGANIZATIONAL INFORMATION

         Gallatin, a Delaware corporation and registered investment adviser, was organized in 2005 and is currently located at One North Jefferson Avenue, St. Louis, Missouri 63103. Gallatin provides asset management services to high net worth individuals and institutional investors. As of October 31, 2007, Gallatin had approximately $10.6 billion of assets under management. Of these, approximately $3.1 billion were managed in equity and investment grade fixed income portfolios. Gallatin also manages approximately $7.5 billion in portfolios of selected exchange-traded funds that are guided by proprietary asset allocation models. These models are driven by the firm's analysis of cyclical changes within the economy and financial markets combined with quantitative modeling.

         The names, addresses and principal occupations of the persons who are currently directors and/or principal executive officers of Gallatin are set forth below:

-------------------- -------------------------------- ---------------------------------------------------------------------------
                                                      POSITION(S) WITH GALLATIN
NAME                 ADDRESS                          AND PRINCIPAL OCCUPATION
-------------------- -------------------------------- ---------------------------------------------------------------------------
Richard S. Gershen   401 S. Tryon Street, 20th Floor  Director and Chairman (Gallatin); Executive Managing Director and Head of
                     Charlotte, NC  28202-1934        Business Management and Strategy (Evergreen Investments)
-------------------- -------------------------------- ---------------------------------------------------------------------------
Mark A. Keller       One North Jefferson Avenue       Director, President and Chief Investment Officer (Gallatin)
                     St. Louis, MO  63103
-------------------- -------------------------------- ---------------------------------------------------------------------------
Michael H. Koonce    200 Berkeley Street              Secretary (Gallatin); Senior Vice President and General Counsel
                     Boston, MA  02116-5022           (Evergreen Investments)
-------------------- -------------------------------- ---------------------------------------------------------------------------
Barbara A. Lapple    401 S. Tryon Street, 5th Floor   Chief Compliance Officer (Gallatin); Senior Vice President and Chief
                     Charlotte, NC  28202-1934        Compliance Officer (Evergreen Investments)
-------------------- -------------------------------- ---------------------------------------------------------------------------
Matthew C. Moss      401 S. Tryon Street, 5th Floor   Chief Financial Officer and Treasurer (Gallatin); Senior Vice President
                     Charlotte, NC  28202-1934        and Chief Financial Officer (Evergreen Investments)
-------------------- -------------------------------- ---------------------------------------------------------------------------
W. Douglas Munn      200 Berkeley Street              Director and Senior Vice President (Gallatin); Executive Managing Director
                     Boston, MA 02116-5022            and Chief Operations Officer (Evergreen Investments)
-------------------- -------------------------------- ---------------------------------------------------------------------------

         As described above, prior to the consummation of the Transaction, Gallatin was a wholly-owned subsidiary of A.G. Edwards. As a result of the Transaction, the separate corporate existence of A.G. Edwards terminated by merger into a wholly-owned subsidiary of Wachovia Corp. (White Bird) which was renamed A.G. Edwards, Inc. ("New A.G. Edwards"). Gallatin is now a wholly-owned subsidiary of New A.G. Edwards. The address of New A.G. Edwards and Wachovia Corp. is 301 South College Street, One Wachovia Center, Charlotte, North Carolina 28288. Wachovia Corp. is one of the nation's largest diversified financial services companies, with assets of $754.2 billion and market capitalization of $95.3 billion at September 30, 2007.

         Certain Brokerage Commissions

         A.G. Edwards & Sons, Inc. and Gallatin are currently both wholly-owned subsidiaries of New A.G. Edwards, which, as described above, is a wholly-owned subsidiary of Wachovia Corp. Prior to the consummation of the Transaction, A.G. Edwards & Sons, Inc. and Gallatin were both wholly-owned subsidiaries of A.G. Edwards. During the Fund's most recently completed fiscal year, the Fund paid to A.G. Edwards & Sons, Inc. an aggregate amount of brokerage commissions equal to $8,894.04. This represented 1.75% of the Fund's aggregate brokerage commissions paid during that time period.

         Portfolio Manager Information

         Since the Fund's inception in May 2007, the portfolio managers identified below have been responsible for the day-to-day management of the Fund's portfolio. It is expected that they will continue to act as the Fund's portfolio managers if shareholders approve the New Sub-Advisory Agreement.

         Mark A. Keller. Mark Keller serves as President and Chief Investment Officer of Gallatin. Beginning in 1994, Mr. Keller led the Asset Management program for A.G. Edwards and its affiliates and continues in this capacity now as part of Gallatin. Prior to 1994, he served for 15 years in A.G. Edwards' Securities Research Department ("Securities Research") as an analyst covering a variety of industries. During his last five years in Securities Research, Mr. Keller served as equity strategist and manager of the firm's Focus List.

         David B. Miyazaki. David Miyazaki, a Vice President of Gallatin, serves as a portfolio manager for Gallatin where he manages equity portfolios with a value discipline. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki managed a short-term interest rate arbitrage portfolio while at Koch Industries from 1996 to 1999. He worked as an analyst for Prudential Capital's private placement group from 1994 to 1996 and traded mortgage-backed securities for a boutique firm in Dallas, Texas, from 1991 to 1993.

         Daniel T. Winter. Daniel Winter, a Vice President of Gallatin, serves as a portfolio manager for Gallatin where he manages equity portfolios with a value discipline. He previously served A.G. Edwards and its affiliates in an equity portfolio manager capacity beginning in 1992, first for A.G. Edwards Trust Co., then with the A.G. Edwards Asset Management Department (the "Asset Management Department"), and continues in this capacity now as part of Gallatin. During his tenure with A.G. Edwards Trust Co., Mr. Winter specialized in the management of a variety of portfolios, including charitable remainder trusts, foundations, endowments, employee benefits, and rabbi and personal trusts; in 1996 he formally joined the Asset Management Department. He also directs the daily trading for the equity portfolios.

THE ORIGINAL SUB-ADVISORY AGREEMENT

         The Original Sub-Advisory Agreement dated May 24, 2007, was originally approved by the Board of Trustees, including a majority of the Independent Trustees, on April 16, 2007 and by the initial shareholder of the Fund on May 17, 2007. The Original Sub-Advisory Agreement provided for its automatic termination in the event of an "assignment," as defined in the 1940 Act. A change in ownership and control of the Sub-Adviser therefore terminated the Original Sub-Advisory Agreement on October 1, 2007.

THE INTERIM SUB-ADVISORY AGREEMENT

         The terms of the Interim Sub-Advisory Agreement are substantially similar to those of the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement except with respect to effective date, termination and compensation.

         The Interim Sub-Advisory Agreement is currently in effect and will continue to be in effect through February 28, 2008 (i.e., 150 days after the closing of the Transaction) or until shareholders of the Fund approve the New Sub-Advisory Agreement, whichever occurs first (unless terminated sooner in accordance with its terms). If shareholders of the Fund do not approve the New Sub-Advisory Agreement by February 28, 2008, the Interim Sub-Advisory Agreement will remain in effect until that date, and the Board will take such action as it deems to be in the best interests of the Fund, which might include seeking approval of a new sub-advisory agreement or taking any other steps deemed appropriate by the Board. In addition, the Interim Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund upon 10 calendar days' written notice.

         The rate of compensation paid to Gallatin is the same under the Original Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. However, the compensation accrued under the Interim Sub-Advisory Agreement is to be held in an interest-bearing escrow account with the Fund's custodian or another bank mutually agreeable to the Adviser, the Fund and Gallatin. If the New Sub-Advisory Agreement is approved by shareholders by February 28, 2008, the amount in the escrow account (including the interest earned) will be paid to Gallatin. However, if shareholders do not approve the New Sub-Advisory Agreement by such date, Gallatin will be paid, out of the escrow account, the lesser of (i) any costs incurred by Gallatin in performing services under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned). As of November 30, 2007, the compensation accrued under the Interim Sub-Advisory Agreement was $206,324.

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENT AND ORIGINAL SUB-ADVISORY AGREEMENT

         The terms of the Fund's New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by the Adviser thereunder, are substantially identical to those of the Fund's Original Sub-Advisory Agreement, except for the effective date and the differences noted below under "Continuance."

         Below is a brief comparison of certain terms of the Original Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. For a more complete understanding of the New Sub-Advisory Agreement, please refer to the form of the New Sub-Advisory Agreement provided in Appendix A hereto.

         Advisory Services. The advisory services to be provided by the Sub-Adviser to the Fund under the New Sub-Advisory Agreement will be identical to those advisory services provided by the Sub-Adviser to the Fund under the Original Sub-Advisory Agreement. Both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and subject to the supervision of the Fund's Board and the Adviser. As was the case under the Original Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Adviser is required to monitor the Fund's investments and to comply with the provisions of the Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Transaction will have any adverse effect on the performance of the Sub-Adviser's obligations under the New Sub-Advisory Agreement, but the Fund will be subject to substantial restrictions with respect to its ability to engage in agency and principal transactions with Wachovia Corp. and its affiliates.

         Brokerage. As was the case under the Original Sub-Advisory Agreement, the New Sub-Advisory Agreement authorizes the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and directs the Sub-Adviser to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

         Fees. As was the case under the Original Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a portfolio management fee on a monthly basis. Both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that for services provided and expenses assumed, the Adviser will pay the Sub-Adviser a fee equal to the annual rate of

0.50% of the Fund's "Managed Assets." The term "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the
Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding preferred shares of the Fund is not treated as a liability. In addition, under both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Adviser agrees to pay one-half of certain organizational costs and offering costs.

         The first fiscal year of the Fund ended on November 30, 2007. As of September 30, 2007, the aggregate fees paid to Gallatin under the Original Sub-Advisory Agreement were $424,765.

         Payment of Expenses. As was the case under the Original Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under such Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

         Limitation on Liability. As was the case under the Original Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for, and the Fund and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the performance of the Sub-Adviser's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

         Continuance. The Original Sub-Advisory Agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire on June 30, 2009, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act.

         Termination. As was the case under the Original Sub-Advisory Agreement, the New Sub-Advisory Agreement provides for termination at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon 60 days' written notice to the other parties, and also provides for termination by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days' written notice to the Sub-Adviser without the payment of any penalty.

         In addition, the Original Sub-Advisory Agreement was, and the New Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Adviser, by the Board or by vote of a majority of the outstanding voting securities of the Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth in the Agreement.

BOARD CONSIDERATIONS

         The Board, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Agreements") at a meeting held on September 21, 2007. The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of the Fund. Based on information provided by First Trust Advisors and Gallatin, the Board concluded that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the Original Sub-Advisory Agreement.

         In late May 2007, shortly after the launch of the Fund, the Board was informed that A.G. Edwards, Inc., the parent company of Gallatin, had entered into the Transaction Agreement with Wachovia Corp. and that, if the Transaction was consummated, the Original Sub-Advisory Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. On June 13, 2007, counsel to the Independent Trustees forwarded to Gallatin a request for information regarding the Transaction. In late August 2007, the Board was informed that the Transaction was expected to close on October 1, 2007. In light of the expected consummation of the Transaction, the Board held a special meeting on September 21, 2007, to consider the information provided by Gallatin in response to the Independent Trustees' request for information and to consider the approval of the Agreements. As part of its considerations, the Board reviewed information regarding: the structure of the Transaction, the organizational structure of Wachovia Corp., the strategic plan for Gallatin following the Transaction, benefits to Wachovia Corp. from the Transaction, conflicts of interests arising in connection with the Transaction and regulatory issues relating to Wachovia Corp. and its affiliates. The Board also met on several occasions, prior to September 21, 2007, with representatives of First Trust Advisors to discuss the Transaction. Throughout the entire process, the Independent Trustees were advised by their independent legal counsel.

         To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted First Trust Advisors' representation that apart from their effective and termination dates and any provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the Agreements were the same in all material respects as the Original Sub-Advisory Agreement. The Board considered that it had recently considered Gallatin's capabilities and the terms of the Original Sub-Advisory Agreement at a meeting held on April 16, 2007. Because the Board determined that any differences between the Original Sub-Advisory Agreement and the Agreements were immaterial, the Board determined that much of its previous analysis in approving the Original Sub-Advisory Agreement applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below.

         In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by Gallatin under the Agreements. The Board noted the background and experience of Gallatin's portfolio managers and Gallatin's investment style. The Board considered that the Fund's portfolio managers were expected to remain the same following the Transaction and that no changes to the services provided by Gallatin to the Fund were expected as a result of the Transaction. Due to the limited operating history of the Fund and the volatility of the markets since the Fund's launch, the Board did not give extensive consideration to the investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by Gallatin under the Agreements are expected to be satisfactory.

         The Board considered the sub-advisory fees to be paid under the Agreements, noting that they would be the same as the fees paid under the Original Sub-Advisory Agreement. The Board also considered how the sub-advisory fee relates to the overall management fee structure of the Fund, noting that the sub-advisory fee is paid by the Adviser from its advisory fee. The Board reviewed its prior consideration of the fees that Gallatin charges to other clients for a similar investment strategy, noting that such fees are higher than the Fund's sub-advisory fee. The Board concluded that the sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Gallatin under the Agreements.

         The Board considered that Gallatin was unable to estimate the profitability of the Agreements to Gallatin, but the Board noted that the sub-advisory fee rate was negotiated at arm's length between the Adviser and Gallatin, and that Gallatin would be paid by the Adviser. The Board noted its previous determination that the overall management fee structure reflects an appropriate level of sharing of any economies of scale. The Board also considered the fall-out benefits expected to be realized by Gallatin and Wachovia Corp. from Gallatin's relationship with the Fund. The Board considered that Wachovia Corp. would benefit to the extent that the Fund executes portfolio securities transactions with affiliates of Wachovia Corp., but that the Fund will be subject to substantial restrictions with respect to its ability to engage in investment transactions with Wachovia Corp. or its affiliates. The Board noted that Gallatin does not utilize soft dollars in connection with its management of the Fund's portfolio. The Board considered that the Fund would not bear any costs associated with soliciting shareholder approval of the New Sub-Advisory Agreement and that such costs would be borne by Wachovia Corp. or its affiliates.

         Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

         To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the proposal.

         THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 1 OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, AT (866) 406-2283 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE ADVISER

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Fund's investment adviser.

INFORMATION ABOUT THE ADMINISTRATOR

         PFPC acts as the Fund's administrator and accounting agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides other services through its own subsidiary business units.

BENEFICIAL OWNERSHIP

         As of December 1, 2007, the Trustees of the Fund beneficially owned the following number of Shares of the Fund:

--------------------------   -----------------------------------
TRUSTEE                                SHARES OWNED
--------------------------   -----------------------------------
INTERESTED TRUSTEE
--------------------------   -----------------------------------
James A. Bowen                               0
--------------------------   -----------------------------------
INDEPENDENT TRUSTEES
--------------------------   -----------------------------------
Richard E. Erickson                          0
--------------------------   -----------------------------------
Thomas R. Kadlec                             0
--------------------------   -----------------------------------
Robert F. Keith                              0
--------------------------   -----------------------------------
Niel B. Nielson                              0
--------------------------   -----------------------------------

         As of December 1, 2007, the Trustees and officers as a group beneficially owned none of the Shares of the Fund.

         To the knowledge of the Fund, as of December 1, 2007, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares. Information as to beneficial ownership is based solely on reports filed with the Securities and Exchange Commission by holders.

SHAREHOLDER PROPOSALS

         To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2008, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, within a reasonable time before the Fund begins to print and send its proxy materials.

         Under the Fund's By-Laws, any proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attn: W. Scott

Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

         The Fund has not yet held its first annual meeting of shareholders.

         Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee of the Board and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

         The fiscal year end for the Fund is November 30.

ANNUAL REPORT DELIVERY

         Annual reports will be sent to shareholders of record of the Fund. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

         Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

December 7, 2007

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL FOR THE FUND OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, AT (866) 406-2283 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

                                                                     APPENDIX A

                  FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

         AGREEMENT made as of this ____ day of ___________, 2008 by and among First Trust/Gallatin Specialty Finance and Financial Opportunities Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), and Gallatin Asset Management, Inc., a Delaware Corporation and a registered investment adviser with the SEC (the "Sub-Adviser").

         WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

         WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

         WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

          1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

          2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's initial registration statement on Form N-2 (File No. 333-141457) as declared effective by the SEC, and as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments, and (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

         The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

         In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable, and neither the Fund nor the Manager shall object to any such fair and equitable allocation. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

         The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures,
(b) the Sub-Adviser reasonably believes the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees has approved these types of transactions.

         The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein. However, no such policy or procedure shall be binding on the Sub-Adviser unless it is communicated to the Sub-Adviser in writing.

         The Sub-Adviser will communicate to the officers and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund's portfolio securities be knowingly purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act.

         The Sub-Adviser further agrees that it:

                   (a) will use the same degree of skill and care in providing such services as it uses in providing services to other accounts for which it has investment responsibilities under the Investment Advisers Act of 1940;

                   (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

                   (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

                   (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably agreed to by the parties and will prepare and furnish the Manager and the Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

          3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

          4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser's duties hereunder.

          5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.50% of the Fund's Managed Assets (as defined below), subject to paragraph 6 below. For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding Preferred Shares of the Fund is not treated as a liability. The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

         For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

          6. Expense Reimbursement. The Sub-Adviser agrees to pay the Manager one-half of (i) all organizational costs and (ii) all offering costs of the Fund (other than sales load, but including the reimbursement of underwriting expenses as described in the Fund's prospectus) that exceed $0.04 per Common Share (as such term is defined in the Fund's prospectus). The term "organizational costs" and "offering costs" shall have the meanings ascribed to them in Sections 8.18-8.25 of the AICPA Audit and Accounting Guide, Audits for Investment Companies, with Conforming Changes as of May 1, 2002.

          7. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

          8. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          9. Term; Termination; Amendment. This Agreement shall become effective on ____________, 2008 (the "Effective Date") provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until June 30, 2009 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

         This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

         This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

         The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

         Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

         10. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

         11. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

   If to the Manager or the Fund:                  If to the Sub-Adviser:

First Trust/Gallatin Specialty Finance and      Gallatin Asset Management, Inc.
Financial Opportunities Fund                    One North Jefferson Avenue
First Trust Advisors L.P.                       St. Louis, Missouri  63103
1001 Warrenville Road, Suite 300                Attention:  President
Lisle, Illinois  60532
Attention:  Secretary

         12. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

         13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         14. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 12 hereof, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

         15. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

         16. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

         17. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

         18. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

         IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.


FIRST TRUST ADVISORS L.P.                    GALLATIN ASSET MANAGEMENT, INC.



By_________________________________          By____________________________
     Title:____________________________          Title:________________________



FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

By_________________________________
     Title:____________________________

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



                               [BLANK BACK COVER]

                                                                PROXY CARD




            PLEASE FOLD ALONG THE PERFORMATION, DETACH AND RETURN THE
                    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Proxy - FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PROXY SOLICITED BY THE BOARD OF TRUSTEES
SPECIAL MEETING ON JANUARY 23, 2008

The undersigned holder of shares of the First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley and Kristi A. Maher as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 4:00 p.m. Central time on the date indicated above, and any adjournments and postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated December 7, 2007, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

MR. A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6




Using a BLACK INK pen, mark your
votes with an X as shown in this
example. Please do not write
outside the designated areas.          [X]

-----------------------------------------------------------------------------
Special Meeting Proxy Card
-----------------------------------------------------------------------------


            PLEASE FOLD ALONG THE PERFORMATION, DETACH AND RETURN THE
                    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------


A   Proposal -- The Board of Trustees recommends a vote FOR the Proposal.

                                                       For     Against   Abstain
1. Approval of New Investment Sub-Advisory Agreement   [ ]       [ ]       [ ]

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


B   Non-Voting Items

Change of Address -- Please print new address below.



Comments -- Please print your comments below.


C Authorized Signature(s) -- This section must be completed for your vote to be counted. -- Date and Sign Below

Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

Date (mm/dd/yyyy) -- Please print date below.

____/____/____


Signature 1 -- Please keep signature within the box.


_______________________________________


Signature 2 -- Please keep signature with the box.


________________________________________


STOCK#